American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2055 Portfolio
October 31, 2022

One Choice Blend+ 2055 Portfolio - Schedule of Investments
OCTOBER 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 60.8%
Avantis U.S. Equity Fund G Class	153,706	2,044,291
Avantis U.S. Small Cap Value Fund G Class	13,093	193,773
Focused Dynamic Growth Fund G Class	33,482	1,328,577
Focused Large Cap Value Fund G Class	135,938	1,344,427
Heritage Fund G Class	15,091	321,584
Mid Cap Value Fund G Class	20,407	326,314
Small Cap Growth Fund G Class	10,003	183,251
		5,742,217
International Equity Funds — 27.4%
Avantis Emerging Markets Equity Fund G Class	26,531	240,899
Avantis International Equity Fund G Class	78,442	736,574
Emerging Markets Fund G Class	40,608	367,912
Focused International Growth Fund G Class	29,617	412,271
Global Real Estate Fund G Class	22,797	250,082
International Small-Mid Cap Fund G Class	19,348	167,939
Non-U.S. Intrinsic Value Fund G Class	52,428	411,559
		2,587,236
Domestic Fixed Income Funds — 8.6%
Avantis Core Fixed Income Fund G Class	75,172	608,139
High Income Fund G Class	18,812	150,871
Inflation-Adjusted Bond Fund G Class	4,841	53,154
		812,164
International Fixed Income Funds — 3.2%
Emerging Markets Debt Fund G Class	9,633	79,278
Global Bond Fund G Class	25,307	220,673
		299,951
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $10,245,716)		9,441,568
OTHER ASSETS AND LIABILITIES†		(449)
TOTAL NET ASSETS — 100.0%		$9,441,119

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.  The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2022 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$2,254	$513	$755	$32	$2,044	154	$(121)	—
Avantis U.S. Small Cap Value Fund	202	42	57	7	194	13	(8)	—
Focused Dynamic Growth Fund	1,498	447	612	(4)	1,329	33	(150)	—
Focused Large Cap Value Fund	1,476	312	487	43	1,344	136	(77)	$11
Heritage Fund	361	80	125	6	322	15	(24)	—
Mid Cap Value Fund	354	75	109	6	326	20	(21)	3
Small Cap Growth Fund	200	42	66	7	183	10	(14)	—
Avantis Emerging Markets Equity Fund	271	72	87	(15)	241	27	(23)	—
Avantis International Equity Fund	827	223	296	(17)	737	78	(71)	—
Emerging Markets Fund	407	120	151	(8)	368	41	(53)	—
Focused International Growth Fund	461	139	177	(11)	412	30	(53)	—
Global Real Estate Fund	280	83	100	(13)	250	23	(34)	—
International Small-Mid Cap Fund	191	45	69	1	168	19	(22)	—
Non-U.S. Intrinsic Value Fund	458	126	162	(10)	412	52	(42)	—
Avantis Core Fixed Income Fund	665	235	266	(26)	608	75	(38)	5
High Income Fund	168	45	62	—	151	19	(11)	3
Inflation-Adjusted Bond Fund	60	16	20	(3)	53	5	(2)	—
Emerging Markets Debt Fund	90	22	33	—	79	10	(6)	1
Global Bond Fund	245	73	90	(7)	221	25	(12)	2
	$10,468	$2,710	$3,724	$(12)	$9,442	785	$(782)	$25
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.